                                                                    EXHIBIT 10.6
                                                                    ------------


                        FORM OF STOCK PURCHASE AGREEMENT
                        --------------------------------


         This STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of_________ , 2002 by and among 1st Step, Inc., (the "Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at 14759 Oxnard Street, Van Nuys, California 91411, and the purchaser whose name and address is set forth on the signature page attached hereto (the "Purchaser"), with reference to the following:

                                    RECITALS:

         WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, unregistered shares of the Company's common stock, par value $.001 per share (the "Common Stock");

         WHEREAS, the Company has authorized the issuance and sale of an aggregate of 4,000,000 shares of Common Stock at a purchase price of $.05, subject to the terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the conditions and promises herein contained, the parties hereto agree as follows:

                                   AGREEMENT:

         1.       SALE AND ISSUANCE OF COMMON STOCK.
                  ----------------------------------

                  (a) The Purchaser agrees to purchase from the Company and the Company agrees to sell and issue to the Purchaser the aggregate of the number of shares of Common Stock listed below such Purchaser's name on the signature page attached hereto at a price of $0.05 per share (the "Shares").

                  (b) The purchase and sale of the Common Stock (the "Closing") shall take place at 10:00 a.m. on the date of this Agreement at the offices of Pollet & Richardson, 10900 Wilshire Blvd., Suite 500, Los Angeles, California 90024 or at such other place as the Company and the Purchaser shall mutually agree.

                  (c) At the Closing, the Company shall deliver to Purchaser a certificate representing the Shares and Purchaser shall deliver to the Company the aggregate purchase price listed below such Purchaser's name on the signature page attached hereto (the "Purchase Price"). The Purchase Price shall be paid by certified or bank check or wire transfer to such account as designated in, and in accordance with, the payment instructions attached hereto as Exhibit A, or such other form as the parties shall mutually agree.

         2.       REPRESENTATIONS AND WARRANTIES OF COMPANY
                  -----------------------------------------

                  The Company represents and warrants to the Purchaser as follows:

                  (a) ORGANIZATION; GOOD STANDING; QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted, to execute and deliver this Agreement and to issue and sell the Common Stock.

                  (b) AUTHORIZATION. All corporate action on the part of the Company necessary for the authorization, execution and delivery by the Company of this Agreement, the performance of all obligations of the Company hereunder including but not limited to the authorization, issuance (or reservation for issuance), sale and delivery of the Common Stock has been taken, and this Agreement constitutes valid and legally binding obligations of the Company, enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent that the indemnification provisions contained in Section 4 herein may be limited by applicable laws.

                  (c) VALID ISSUANCE OF COMMON STOCK. The Common Stock that is being purchased hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws.

         3.       REPRESENTATIONS AND WARRANTIES OF PURCHASER.
                  --------------------------------------------

                  The Purchaser represents and warrants to the Company as follows:

                  (a) NO REPRESENTATIONS OR WARRANTIES. The Purchaser confirms that neither the Company nor any of its authorized agents has made any representation or warranty to the Purchaser about the Company or the Common Stock other than those set forth in this Agreement, and that such Purchaser has not relied upon any other representation or warranty, express or implied, in purchasing the Common Stock.

                  (b) FINANCIAL SITUATION. The Purchaser is an "accredited investor" as that term is defined in Securities and Exchange Commission Rule 501 of Regulation D of the Securities Act of 1933, as amended and presently in effect. The Purchaser has adequate means of providing for such Purchaser's current needs and possible personal contingencies, and has no need for liquidity of such Purchaser's investment in the Company, such Purchaser can bear the economic risk of losing such Purchaser's entire investment herein, such Purchaser has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the relative risks and merits of this investment, and such Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to such Purchaser's net worth and the investment made hereby will not cause such overall commitment to become excessive.

                  (c) COMMON STOCK NOT REGISTERED. The Purchaser understands that the Common Stock has not been registered under the Securities Act or qualified under any state securities laws in reliance on exemptions from registration provided thereunder, and further understands that such Purchaser is acquiring the Common Stock without being furnished any literature or prospectus.

                  (d) PURCHASE FOR OWN ACCOUNT. The Purchaser is purchasing the Common Stock for such Purchaser's own account, for long-term investment, and not with a view to, or for sale in connection with, the distribution thereof. The Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Common Stock within the meaning of Section 2(11) of the Securities Act. The Common Stock will not be resold without registration under the Securities Act and qualification under the securities laws of all applicable states, unless such sale would be exempt therefrom.

                  (e) OPPORTUNITY TO ASK QUESTIONS AND TO REVIEW DOCUMENTS, BOOKS AND RECORDS. During the course of the transaction contemplated by this Agreement, and before purchasing the Common Stock, the Purchaser has had the opportunity (i) to be provided with financial and other written information about the Company, (ii) to ask questions and receive answers concerning the terms and conditions of this Agreement, an investment in the Company, and the business of the Company and its finances, (iii) to review all documents, books and records of the Company and (iv) to review all documents, registration statements and prospectuses publicly filed by the Company. The Purchaser has, to the extent such Purchaser has availed himself of this opportunity, received satisfactory information and answers.

                  (f) PRE-EXISTING RELATIONSHIP AND/OR SOPHISTICATION. The Purchaser represents that such Purchaser either has a pre-existing business relationship with the Company or any of its officers, directors or controlling persons, or that by reason of such Purchaser's business or financial experience or the business or financial experience of such Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, such Purchaser has the capacity to protect such Purchaser's own interests in connection with the transactions contemplated by this Agreement.

                  (g) RISKS ASSOCIATED WITH INVESTMENT. The Purchaser acknowledges and is aware that:

                           (i) The Company has limited financial or operating
history and that the Common Stock
is a speculative investment which involves a high degree of risk of loss by the Purchaser of such Purchaser's entire investment in the Company;

                           (ii) No federal or state agency has made any finding
or determination as to the fairness of the offering of the Common Stock for investment or any recommendation or endorsement of the offering; and

                           (iii) It never has been represented, guaranteed or
warranted to such Purchaser by the Company, its agents, or employees or any other person, expressly or by implication, any of the following: (1) the approximate or exact length of time that such Purchaser will be required to remain as owner of the Common Stock; (2) the profit or return, if any, to be realized as a result of the Company's venture; and (3) that the past performance or experience on the part of the Company or any affiliate, its agents, or employees or of any other person, will in any way indicate the predictable results of the ownership of the Common Stock or the overall Company venture.

                  (h) INVESTMENT RISKS. The Purchaser has been informed and understands and agrees as follows: (i) an investment in the Company is a speculative investment with a high degree of risk of loss and such Purchaser must, therefore, be able to presently afford a complete loss of this investment;

(ii) such Purchaser must be able to hold the Common Stock indefinitely due to substantial restrictions on the transferability of the Common Stock and the fact that there is no public market for resale of the Common Stock; and (iii) it may not be possible to liquidate the Common Stock in the case of emergency and/or other need and such Purchaser must, therefore, have adequate means of providing for such Purchaser's current and future needs and personal contingencies and have no need for liquidity in this investment. Such Purchaser has evaluated such Purchaser's financial resources and investment position in view of the foregoing, and is able to bear the economic risk of this investment.

                  (i) NO ADVERTISING. To the best of the Purchaser's knowledge and belief the offer and sale of the Common Stock was not accomplished by the publication of any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television, radio or the Internet; nor was the offer and sale of the Common Stock accomplished through any seminar or meeting to which such Purchaser was invited by any such publication or advertisement.

                  (j) AUTHORIZATION. The Purchaser represents that such Purchaser is at least twenty-one (21) years of age, has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. The Purchaser further agrees that upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 4 hereof may be legally unenforceable.

                  (k) NO MATERIAL CHANGES. The Purchaser has no reason to anticipate any change in such Purchaser's personal circumstances, financial or otherwise, which may cause or require any sale or distribution by such Purchaser of all or any part of the Common Stock purchased pursuant hereto.

                  (l) LEGEND. The Purchaser understands and agrees that the certificate representing the Common Stock shall bear a legend similar to the following:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON ONE OR MORE EXEMPTIONS FROM REGISTRATION OR QUALIFICATION AFFORDED BY THE SECURITIES ACT AND/OR RULES PROMULGATED BY THE COMMISSION PURSUANT THERETO. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE ALSO NOT BEEN REGISTERED OR QUALIFIED (AS THE CASE MAY BE) UNDER THE SECURITIES LAWS OF ANY STATE OR TERRITORY OF THE UNITED STATES (THE "BLUE SKY LAWS"), IN RELIANCE UPON ONE OR MORE EXEMPTIONS FROM REGISTRATION OR QUALIFICATION (AS THE CASE MAY BE) AFFORDED UNDER SUCH SECURITIES LAWS. NEITHER THE COMMISSION NOR ANY SECURITIES REGULATORY AGENCY OF ANY STATE OR TERRITORY OF THE UNITED STATES HAS REVIEWED OR PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING CONTEMPLATED BY THIS CERTIFICATE, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES HAVE BEEN ACQUIRED FOR THE HOLDER'S OWN ACCOUNT FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW FOR RESALE OR DISTRIBUTION.

         The Purchaser understands that the foregoing representations and warranties are to be relied upon by the Company as a basis for exemption of the sale of the Common Stock under the Securities Act and under the securities laws of all applicable states and for other purposes. The Purchaser warrants that the information provided to the Company by such Purchaser is true and correct as of the date hereof, and the Purchaser agrees to advise the Company, prior to the execution of this Agreement, of any material change in any such information.

         4.       INDEMNIFICATION.
                  ----------------

                  The Purchaser acknowledges that such Purchaser understands the meaning and legal consequences of the representations, warranties and agreements contained in this Agreement, that the Company and Escrow Agent are relying on the accuracy of the representations, warranties and agreements by him as contained herein, and that such Purchaser would not be permitted to purchase the Common Stock if any representation or warranty were known to be materially false. Accordingly, the Purchaser hereby agrees to indemnify and hold harmless the Company and its Escrow Agent from and against any and all loss, damage, liability, cost or expense, including attorneys' fees, due to or arising from a breach of any representation, warranty or agreement contained in or pertaining to this Agreement.

                  The Company acknowledges and agrees that the Escrow Agent is relying entirely on the accuracy of the statements of the Company, as represented by the Company, both directly to the Escrow Agent and indirectly through this Agreement and accordingly hereby agrees to indemnify and hold harmless the Escrow Agent from and against any and all loss, damage, liability, cost or expense, including attorneys' fees, due to or arising from a breach of any representation, warranty or agreement contained in or pertaining to this Agreement.

         5.       MARKET STAND-OFF OBLIGATIONS
                  ----------------------------

                  (a) GENERAL. To the extent requested by the Company or any underwriter of securities of the Company in connection with a firm commitment underwriting, the Purchaser shall not transfer any Common Stock not included in such underwriting, or not previously registered pursuant to a registration statement filed under the Securities Act, during the period requested by the Company and the underwriter following the effective date of the registration statement filed with the Commission.

                  (b) LEGEND. To facilitate compliance with the terms of this section, the Company shall have the right to place a legend, reasonably determined appropriate by the Company, on the share certificate or certificates for the Common Stock.

         6.       MISCELLANEOUS.
                  --------------

                  (a)      INTERPRETATION.

                           (i) SURVIVAL. All representations and warranties made
by any party in connection with any transaction contemplated by this Agreement shall survive the execution and delivery of this Agreement, the performance or consummation of any transaction described in this Agreement, and the termination of this Agreement.

                           (ii) ENTIRE AGREEMENT/NO COLLATERAL REPRESENTATIONS.
Each party expressly acknowledges and agrees that this Agreement (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter of it; (2) supersedes any prior or contemporaneous agreements, understandings, or course of dealing; and (3) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements.

                           (iii) AMENDMENT; WAIVER; FORBEARANCE. Except as
expressly otherwise provided herein, neither this Agreement nor any of the terms, provisions, obligations or rights contained herein may be amended, modified, supplemented, augmented, rescinded, discharged or terminated (other than by performance), except by a written instrument or instruments signed by all of the parties to this Agreement. No waiver of any breach of any term, provision or agreement herein contained, or of the performance of same, shall be effective and binding unless such waiver shall be in a written instrument or instruments signed by each party claimed to have given or consented to such waiver and each party affected by such waiver.

                           (iv) REMEDIES CUMULATIVE. The remedies of each party
under this Agreement are cumulative and shall not exclude any other remedies to which such party may be lawfully entitled.

                           (v) SEVERABILITY. If any term or provision of this
Agreement or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws effective during the term of this Agreement, then and, in that event: (1) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable, and (2) the remaining part of this Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby and shall continue in full force and effect to the fullest extent provided by law.

                           (vi) HEADINGS; REFERENCES; INCORPORATION; "PERSON";
GENDER. The headings used in this Agreement are for convenience and reference purposes only, and shall not be used in construing or interpreting the scope or intent of this Agreement or any provision hereof. References to this Agreement shall include all amendments or renewals thereof.

                           (vii) COUNTERPARTS. This Agreement may be executed in
two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

                  (b)      ENFORCEMENT.

                           (i) APPLICABLE LAW. This Agreement and the rights and
remedies of each party arising out of or relating to this Agreement (including, without limitation, equitable remedies) shall be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles thereof) of the State of California, as if this Agreement were made, and as if its obligations are to be performed, wholly within the State of California.

                           (ii) CONSENT TO JURISDICTION. Any and all proceedings
resulting from or arising out of a controversy or claim relating to this Agreement or the breach thereof, shall be held exclusively in the County of Los Angeles in the State of California, and the parties hereto expressly consent to hold themselves subject to such jurisdiction for the purposes of any and all such proceedings.

                  (c)      ASSIGNMENT AND DELEGATION; SUCCESSORS AND ASSIGNS.

                           (i) PROHIBITION AGAINST ASSIGNMENT OR DELEGATION.
Except as specifically provided in this Agreement, neither the Company nor the Purchaser may sell, license, transfer or assign (by operation of law or otherwise) any of such party's rights or interests in this Agreement or delegate such party's duties or obligations under this Agreement, in whole or in part, without the prior written consent of the other party, which consent may be withheld in such other party's sole discretion.

                           (ii) SUCCESSORS AND ASSIGNS. Subject to the
foregoing, all of the representations, warranties, covenants, conditions and provisions of this Agreement shall be binding upon and shall inure to the benefit of each party and such party's respective successors and permitted assigns.

                  (d) ESCROW AGENT. All fees and expenses incurred by the Escrow Agent shall be paid by the Company. The Escrow Agent is hereby instructed to receive (i) the purchase price of the investment to be deposited by the Purchaser at the Closing and held in the Escrow Account; (ii) the validly issued certificate of Common Stock described in Section 1(c) herein; and (iii) original or copies of signature pages of this Agreement. At the Closing, the Escrow Agent shall release (x) the deposited funds along with original or copies of the signature pages to this Agreement to the Company; and (y) the certificate of Common Stock along with copies of the signature pages to this Agreement to the Purchaser.

                  (e) RELIANCE BY ESCROW AGENT. The Escrow Agent may conclusively rely on, and shall be protected when it acts in good faith upon, any statement, certificate, notice, request, consent, order, or other document which it believes to be genuine and signed by the either the Company or the Purchaser. The Escrow Agent shall have no duty or liability to verify any such statement, certificate, notice, request, consent, order or other document and its sole responsibility shall be to act only as set forth in this Agreement. The Escrow Agent shall be under no obligation to institute or defend any action, suit, or proceeding in connection with this Agreement unless it is indemnified to its satisfaction and such indemnification is memorialized in an Indemnification Agreement, mutually agreed upon by both the Escrow Agent and the indemnifying party. The Escrow Agent shall not be liable for any action taken or omitted, if such action shall be taken or committed, in good faith or upon advice of counsel. In performing any of its duties hereunder, the Escrow Agent shall not incur any liability to anyone for damages, losses, or expenses except for its willful misconduct or gross negligence. All monies held pursuant to this Agreement shall constitute custodial funds. The Escrow Agent shall not be liable for any interest incurred or accrued on either the purchase price or the shares.

                  (f) NOTICES. Unless otherwise specifically provided in this Agreement, all notices, demands, requests, consents, approvals or other communications (collectively and severally called "Notices") required or permitted to be given hereunder, or which are given with respect to this Agreement, shall be in writing, and shall be given by: (i) personal delivery (which form of Notice shall be deemed to have been given upon delivery), (ii) by telegraph or by private airborne/overnight delivery service postage prepaid (which form of Notice shall be deemed to have been given upon confirmed delivery by the delivery agency), (iii) by electronic or facsimile or telephonic transmission, provided the receiving party has a compatible device or confirms receipt thereof (which form of Notice shall be deemed delivered upon confirmed transmission or confirmation of receipt), or (iv) by mailing in the United States mail by registered or certified mail, return receipt requested, postage prepaid (which form of Notice shall be deemed to have been given upon the 5th business day following the date mailed). Such Notices shall be addressed as follows:

                  (i)    If to the Company:

                         1st Step, Inc.
                         Shaun D.C. Edwardes
                         14759 Oxnard Street
                         Van Nuys, CA 91411


                         With a copy to:

                         Pollet & Richardson
                         10900 Wilshire Boulevard
                         Suite 500
                         Los Angeles, California 90024
                         Attention:  Nimish Patel, Esq.


                  (ii)   If to Purchaser:

                         See Signature Page attached hereto

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

                                    COMPANY:

                                    1ST STEP, INC.


                                    --------------------------------
                                    By: Bill Cheung
                                    Its: Chief Operating Officer


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                              [SIGNATURE PAGE TWO]

                                            PURCHASER:


---------------------------------           ------------------------------------
Name of Purchaser (Individual or            Name of Individual representing
Institution)                                Purchaser (if an Institution)


---------------------------------           ------------------------------------
Title of Individual representing            Signature of Individual Purchaser or
Purchaser (if an Institution)               Individual representing Purchaser


                                            Address:

                                            ------------------------------------

                                            Telephone:

                                            ------------------------------------

                                            Facsimile:

                                            ------------------------------------


Number of Shares to be Purchased   Price Per Share in Dollars   Aggregate Purchase Price
--------------------------------- ---------------------------- --------------------------
                                                               $
--------------------------------- ---------------------------- --------------------------

                                    EXHIBIT A
                                    ---------

                          Escrow Agent and Arrangements

         Pollet & Richardson, located at 10900 Wilshire Boulevard, Suite 500, Los Angeles, California 90024 (the "Escrow Agent") has been appointed as the Escrow Agent for the sale of Shares pursuant to the attached Agreement. All Agreements and any tendered funds should be delivered to the Escrow Agent, attention Mr. Nimish Patel, at the above address. Any tendered funds should be in the form of a check, enclosed with the Agreement and made payable to "Pollet & Richardson Client Trust Account." All tendered funds received in connection with this Agreement will be deposited into the Escrow Agent's trust account.

         All interest incurred with respect to funds deposited with the Escrow Agent shall be remitted to the State Bar of California, as required by the State Bar. The Purchaser will receive no additional Common Stock or other consideration for the forgone interest.

         The Escrow Agent is only acting in that capacity as an accommodation for the Company in connection with this Agreement. The Escrow Agent shall not be presumed or construed, by implication or otherwise, to be acting as legal counsel to any of the Purchasers of Common Stock, hereunder. IN ADDITION, THE ESCROW AGENT DOES NOT AND HAS NOT ENDORSED, RECOMMENDED OR GUARANTEED THE PURCHASE OR VALUE OF THE COMMON STOCK OFFERED HEREBY.

                             HOW TO PURCHASE SHARES

         To purchase Shares pursuant to this Agreement, each Purchaser must provide the following to our Escrow Agent:

         1. Complete, sign and date the signature pages of the Stock Purchase Agreement.

         2.   Make your check payable to: Pollet & Richardson Client Trust
              Account

                                       or

              If you are using wire transfer to pay for the Shares use the following wiring instructions:

                       Account Name:       Pollet & Richardson A Law Corporation
                                           Client Trust Account

                       ABA Routing Number: 121137522

                       Account Number:     1891716076

                       Bank Name:          Comerica Bank of California
                                           10900 Wilshire Blvd.
                                           Los Angeles, CA 90024
                                           (800) 888-3595

            INVESTOR SUITABILITY STANDARDS AND TRANSFER RESTRICTIONS

         THIS OFFERING AND AN INVESTMENT IN THE SHARES INVOLVES A HIGH DEGREE OF RISK AND IS SUITABLE ONLY FOR THOSE PERSONS WITH SUBSTANTIAL FINANCIAL RESOURCES IN RELATION TO THEIR INVESTMENT AND WHO UNDERSTAND THE PARTICULAR RISKS OF THIS INVESTMENT. IN ADDITION, INVESTMENT IN THE SHARES IS SUITABLE ONLY FOR THOSE PERSONS WHO DO NOT NEED LIQUIDITY AND ARE WILLING TO ACCEPT SUBSTANTIAL RESTRICTIONS ON THE TRANSFER OF THEIR DEBENTURES AND WARRANTS. SEE "RISK FACTORS."

              The Shares are being offered solely to those persons who are "accredited investors" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. In addition, you must:

         o be acquiring the Shares for your own account and not with a view to or for resale in connection with any distribution or public offering thereof within the meaning of the Securities Act, except pursuant to an effective registration statement under the Securities Act;

         o have a pre-existing substantive relationship with us or the selling broker, and by reason of your business or financial experience (or the business or financial experience of your professional advisors who are unaffiliated with us or the selling broker) be reasonably assumed to have the capacity to protect your own interests in connection with the transaction;

         o represent and agree that you understand that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, and that you may not transfer or sell them except pursuant to an effective registration statement or exemption from registration and each certificate representing the shares will be endorsed with the following legends:

                   (i) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT; and

                   (ii) Any legend required to be placed thereon by applicable federal or state securities laws.

         Accredited investors are persons or entities who fall within one of the following categories at the time of the sale of the securities to that person:

         (i) Any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the

Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in
Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by the plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

         (ii) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

         (iii) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

         (iv) Any director or executive officer of our company;

         (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the purchase exceeds $1,000,000;

         (vi) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of the two most recent years and who reasonably expects to reach the same income level in the current year;

         (vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered hereby, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

         (viii) Any entity in which all of the equity owners are accredited investors.

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